UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/29/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

	Shares	Value
Common Stocks—92.4%
Consumer Discretionary—18.9%
Automobiles—1.5%
Astra International Tbk PT	1,037,502,500	$571,537,147

Diversified Consumer Services—2.4%
Estacio Participacoes SA1	42,821,850	245,940,387
Kroton Educacional SA	71,355,536	255,968,922
New Oriental Education & Technology Group, Inc., Sponsored ADR[1,2]	17,817,472	424,590,358
		926,499,667

Hotels, Restaurants & Leisure—4.3%
Galaxy Entertainment Group Ltd.	45,548,000	217,264,862
Genting Bhd[1]	219,961,100	510,837,035
Genting Malaysia Bhd	118,532,400	137,196,047
Genting Singapore plc	16,174,000	11,023,623
Homeinns Hotel Group, ADR[1,2]	6,717,713	180,706,480
Jollibee Foods Corp.	46,318,793	208,769,585
Melco Crown Entertainment Ltd., ADR	21,482,304	415,467,759
		1,681,265,391

Household Durables—0.3%
Cyrela Brazil Realty SA Empreendimentos e Participacoes[1]	34,568,300	117,929,078

Internet & Catalog Retail—2.7%
B2W Cia Digital[1,2]	15,142,732	121,187,480
Ctrip.com International Ltd., ADR[2]	501,160	40,027,649
JD.com, Inc., ADR[2]	22,146,897	745,907,491

	Shares	Value
Internet & Catalog Retail (Continued)
Qunar Cayman Islands Ltd., ADR[1,2]	3,802,213	$167,639,571
		1,074,762,191

Media—2.5%
Grupo Televisa SAB, Sponsored ADR	15,751,416	596,191,095
Zee Entertainment Enterprises Ltd.[1]	77,074,068	389,973,984
		986,165,079

Textiles, Apparel & Luxury Goods—5.2%
Cie Financiere Richemont SA	5,689,736	492,958,570
Kering	1,589,701	279,372,122
LVMH Moet Hennessy Louis Vuitton SE	3,103,799	555,389,607
Prada SpA	126,303,810	693,129,161
		2,020,849,460

Consumer Staples—12.5%
Beverages—4.7%
Ambev SA, ADR	28,787,803	165,529,867
Anadolu Efes Biracilik Ve Malt Sanayii AS	22,438,068	207,605,354
Fomento Economico Mexicano SAB de CV	39,672,290	353,160,129
Nigerian Breweries plc	227,681,258	171,690,313
Pernod Ricard SA	3,322,180	410,894,761
SABMiller plc	7,786,604	415,993,007
Tsingtao Brewery Co. Ltd., Cl. H	20,744,000	132,542,930
		1,857,416,361

Food & Staples Retailing—5.0%
Almacenes Exito SA1	15,445,685	137,552,643
Almacenes Exito SA, GDR[1,3]	11,250,373	103,748,690
BIM Birlesik Magazalar AS	9,494,158	174,260,486
CP ALL PCL	193,629,100	262,937,485
Magnit PJSC[1,2]	5,689,221	1,136,351,559
Sumber Alfaria Trijaya Tbk PT	1,399,700	60,135

1       OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Food & Staples Retailing (Continued)
Wal-Mart de Mexico SAB de CV	60,721,653	$150,237,678
		1,965,148,676

Food Products—2.0%
Tingyi Cayman Islands Holding Corp.[2]	199,610,000	423,673,432
Ulker Biskuvi Sanayi AS	10,681,002	74,705,663
Want Want China Holdings Ltd.	256,376,000	288,964,996
		787,344,091

Household Products—0.3%
Unilever Indonesia Tbk PT	30,797,000	100,836,214

Personal Products—0.5%
Colgate-Palmolive India Ltd.	3,032,922	95,173,274
Natura Cosmeticos SA1	10,659,700	95,914,885
		191,088,159

Energy—4.2%
Energy Equipment & Services—1.2%
China Oilfield Services Ltd., Cl. H1	71,910,000	132,972,785
Tenaris SA, ADR	11,753,419	338,145,865
		471,118,650

Oil, Gas & Consumable Fuels—3.0%
NOVATEK OAO, Sponsored GDR	8,973,746	905,769,692
Tullow Oil plc[1]	41,861,698	252,855,268
		1,158,624,960

Financials—21.7%
Commercial Banks—6.6%
Bancolombia SA, Sponsored ADR	4,021,405	163,791,826
Commercial International Bank Egypt SAE	28,529,090	209,812,004
Grupo Aval Acciones y Valores SA, ADR	34,430,533	346,371,162
Grupo Financiero Banorte SAB de CV, Cl. O	100,394,089	566,484,775

	Shares	Value
Commercial Banks (Continued)
Grupo Financiero Inbursa SAB de CV, Cl. O	145,629,981	$332,892,306
Guaranty Trust Bank plc	813,506,865	117,949,300
ICICI Bank Ltd., Sponsored ADR	57,918,690	611,621,366
Kotak Mahindra Bank Ltd.	4,722,684	102,837,206
Zenith Bank plc	1,278,261,810	137,619,445
		2,589,379,390

Diversified Financial Services—3.8%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros[1]	113,158,548	398,823,241
Grupo de Inversiones Suramericana SA	17,689,539	236,373,058
Haci Omer Sabanci Holding AS	87,171,296	324,862,827
Hong Kong Exchanges & Clearing Ltd.	13,938,775	534,941,430
		1,495,000,556

Insurance—5.1%
AIA Group Ltd.	94,044,200	616,432,505
China Life Insurance Co. Ltd., Cl. H	77,141,000	371,009,076
China Pacific Insurance Group Co. Ltd., Cl. H	42,745,800	220,196,405
Old Mutual plc	140,736,241	475,941,477
People’s Insurance Co. Group of China Ltd., Cl. H	155,464,000	110,246,255
PICC Property & Casualty Co. Ltd., Cl. H	44,974,000	102,863,180
Sul America SA1	27,659,033	113,976,431
		2,010,665,329

Real Estate Management & Development—3.0%
Hang Lung Group Ltd.	39,349,750	199,162,956
Hang Lung Properties Ltd.	166,291,881	524,269,607

2       OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Management & Development (Continued)
SM Prime Holdings, Inc.	732,394,672	$315,621,447
SOHO China Ltd.[1]	182,160,000	124,256,982
		1,163,310,992

Thrifts & Mortgage Finance—3.2%
Housing Development Finance Corp. Ltd.	63,787,321	1,232,110,773

Health Care—4.6%
Health Care Providers & Services—2.0%
Apollo Hospitals Enterprise Ltd.[1]	12,086,295	230,275,538
Diagnosticos da America SA1	27,003,700	77,969,444
Sinopharm Group Co. Ltd., Cl. H1	102,585,600	488,728,679
		796,973,661

Life Sciences Tools & Services—0.1%
Divi’s Laboratories Ltd.	772,105	21,910,983
WuXi PharmaTech Cayman, Inc., ADR[2]	850,754	36,599,437
		58,510,420

Pharmaceuticals—2.5%
Cipla Ltd.	18,613,261	189,992,150
Dr. Reddy’s Laboratories Ltd.	7,091,739	392,510,415
Glenmark Pharmaceuticals Ltd.	8,983,891	122,923,619
Lupin Ltd.	2,486,892	69,044,935
Sun Pharmaceutical Industries Ltd.	12,469,522	189,206,784
		963,677,903

Industrials—4.9%
Aerospace & Defense—1.1%
Embraer SA, Sponsored ADR[1]	13,662,162	411,504,320

Construction & Engineering—0.3%
Larsen & Toubro Ltd.	4,220,822	109,662,848

	Shares	Value
Industrial Conglomerates—1.9%
Jardine Strategic Holdings Ltd.	11,800,443	$391,269,637
SM Investments Corp.	18,506,926	365,213,623
		756,483,260

Transportation Infrastructure—1.6%
Airports of Thailand PCL	9,942,700	88,050,210
DP World Ltd.	21,344,136	427,949,927
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	8,530,765	122,907,189
		638,907,326

Information Technology—18.8%
Internet Software & Services—10.3%
Alibaba Group Holding Ltd., Sponsored ADR[2]	4,605,900	411,398,988
Baidu, Inc., Sponsored ADR[2]	5,812,884	1,147,463,302
MercadoLibre, Inc.[1]	2,710,088	393,315,072
NAVER Corp.	661,499	361,971,456
Tencent Holdings Ltd.	61,756,110	1,237,264,550
Yandex NV, Cl. A2	22,046,136	397,491,832
Youku Tudou, Inc., ADR[2]	3,358,586	90,581,064
		4,039,486,264

IT Services—4.0%
Infosys Ltd.	35,252,415	1,119,417,959
Tata Consultancy Services Ltd.	10,977,181	449,863,115
		1,569,281,074

Semiconductors & Semiconductor Equipment—4.5%
MediaTek, Inc.	51,802,000	697,450,481
Taiwan Semiconductor Manufacturing Co. Ltd.	224,642,429	1,070,062,111
		1,767,512,592

Materials—3.9%
Chemicals—0.2%
Asian Paints Ltd.	4,610,800	57,048,507

3       OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Construction Materials—1.7%
Ambuja Cements Ltd.	44,125,515	$164,347,460
Indocement Tunggal Prakarsa Tbk PT	102,713,200	173,657,412
Semen Indonesia Persero Tbk PT	159,847,300	162,265,823
Ultratech Cement Ltd.	3,881,542	181,662,953
		681,933,648

Metals & Mining—2.0%
Alrosa AO	196,425,554	236,153,212
First Quantum Minerals Ltd.	6,108,939	78,989,819
Glencore plc	108,853,470	479,169,624
Lonmin plc[2]	1,174,674	2,538,431
		796,851,086

Telecommunication Services—2.9%
Diversified Telecommunication Services—0.2%
Telefonica Brasil SA, ADR	6,813,314	95,863,328

Wireless Telecommunication Services—2.7%
America Movil SAB de CV, Cl. L, ADR	32,635,312	685,341,552
MTN Group Ltd.	19,836,865	351,559,810
		1,036,901,362
Total Common Stocks (Cost $30,340,193,891)		36,181,649,763

Preferred Stocks—2.7%
Banco Davivienda SA, Preference	12,909,328	128,124,188
Cia Brasileira de Distribuicao, Preference[1]	14,298,100	384,343,052
Lojas Americanas SA, Preference[1]	98,405,500	499,702,159
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[1]	1,895,913,054	24,935,971
Total Preferred Stocks (Cost $1,013,133,592)		1,037,105,370

	Units	Value
Rights, Warrants and Certificates—0.0%
Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[2] (Cost $22,944,872)	36,522,500	$ 15,043,365

	Shares
Investment Companies—4.5%
OFI Global China Fund, LLC, China A Series 1[1,2]	20,008,647	281,921,836
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[1,4]	1,465,247,555	1,465,247,555
Total Investment Companies (Cost $1,665,339,744)		1,747,169,391
Total Investments, at Value (Cost $33,041,612,099)	99.6%	38,980,967,889
Net Other Assets (Liabilities)	0.4	168,122,088

Net Assets	100.0%	$ 39,149,089,977

4       OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

*May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

MYR    Malaysian Ringgit

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 29, 2014[a]	Gross Additions	Gross Reductions	Shares May 29, 2015

Almacenes Exito SA	12,282,111	3,163,574	—	15,445,685
Almacenes Exito SA, GDR	11,250,373	—	—	11,250,373
Apollo Hospitals Enterprise Ltd.	11,678,894	407,401	—	12,086,295
B2W Cia Digital	13,741,532	2,361,300	960,100	15,142,732
BM&F Bovespa SA-Bolsa de Valores Mercadorias e Futuros (formerly BM&F Bovespa SA)	144,771,198	6,087,600	37,700,250	113,158,548
China Oilfield Services Ltd., Cl. Hb	78,612,000	30,652,000	37,354,000	71,910,000
Cia Brasileira de Distribuicao, Preference	—	14,298,100	—	14,298,100
Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,568,300	—	—	34,568,300
Diagnosticos da America SA	27,003,700	—	—	27,003,700
Embraer SA, ADR	9,592,082	4,070,080	—	13,662,162
Estacio Participacoes SA	33,258,250	19,421,700	9,858,100	42,821,850
Genel Energy plc	13,112,988	1,624,464	14,737,452	—
Genting Bhd	157,365,600	62,595,500	—	219,961,100
Homeinns Hotel Group, ADR (formerly Home Inns & Hotel Management, Inc., ADR)	6,468,725	248,988	—	6,717,713
Lojas Americanas SA, Preference	93,094,600	5,310,900	—	98,405,500
Magnit PJSC	4,081,317	1,657,394	49,490	5,689,221
MercadoLibre, Inc.	4,728,681	—	2,018,593	2,710,088
Mindray Medical International Ltd., ADR	5,767,314	—	5,767,314	—
Natura Cosmeticos SAb	23,391,700	2,545,800	15,277,800	10,659,700
New Oriental Education & Technology Group, Inc., Sponsored ADR	17,676,762	873,097	732,387	17,817,472
OFI Global China Fund, LLC, China A Series 1	—	20,008,647	—	20,008,647
Oppenheimer Institutional Money Market Fund, Cl. E	2,678,303,651	4,524,554,778	5,737,610,874	1,465,247,555
Qunar Cayman Islands Ltd., ADR	—	5,423,600	1,621,387	3,802,213
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	174,240,000	—	174,240,000	—
Sinopharm Group Co. Ltd., Cl. H	93,383,600	21,868,400	12,666,400	102,585,600
SOHO China Ltd. [b]	279,218,500	—	97,058,500	182,160,000
Sul America SA	27,659,033	—	—	27,659,033
Tullow Oil plc[b]	46,902,566	9,952,412	14,993,280	41,861,698
Zee Entertainment Enterprises Ltd.	82,290,959	8,357,493	13,574,384	77,074,068
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	1,895,913,054	—	—	1,895,913,054

5 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)

Almacenes Exito SA	$137,552,643	$2,391,353	$—
Almacenes Exito SA, GDR	103,748,690	1,781,575	—
Apollo Hospitals Enterprise Ltd.	230,275,538	—	—
B2W Cia Digital	121,187,480	—	(754,615)
BM&F Bovespa SA-Bolsa de Valores Mercadorias e Futuros (formerly BM&F Bovespa SA)	398,823,241	12,884,761	(111,174,448)
China Oilfield Services Ltd., Cl. Hb	— [c]	—	(14,395,565)
Cia Brasileira de Distribuicao, Preference	384,343,052	3,084,605	—
Cyrela Brazil Realty SA Empreendimentos e Participacoes	117,929,078	4,889,825	—
Diagnosticos da America SA	77,969,444	571,553	—
Embraer SA, Sponsored ADR	411,504,320	3,554,660	—
Estacio Participacoes SA	245,940,387	4,797,581	51,509,160
Genel Energy plc	—	—	(104,547,456)
Genting Bhd	510,837,035	504,023	—
Homeinns Hotel Group, ADR (formerly Home Inns & Hotel Management, Inc., ADR)	180,706,480	—	—
Lojas Americanas SA, Preference	499,702,159	3,127,572	—
Magnit PJSC	1,136,351,559	16,171,830	(2,683,255)
MercadoLibre, Inc.	393,315,072	1,552,068	77,204,113
Mindray Medical International Ltd., ADR	—	—	(29,902,737)
Natura Cosmeticos SAb	— [c]	6,929,385	(101,122,060)
New Oriental Education & Technology Group, Inc., Sponsored ADR	424,590,358	—	(1,830,495)
OFI Global China Fund, LLC, China A Series	281,921,836	—	—
Oppenheimer Institutional Money Market Fund, Cl. E	1,465,247,555	1,622,542	—
Qunar Cayman Islands Ltd., ADR	167,639,571	—	31,637,857
Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	—	595,621	(20,511,313)
Sinopharm Group Co. Ltd., Cl. H	488,728,679	—	5,400,317
SOHO China Ltd. [b]	— [c]	9,316,067	(13,936,598)
Sul America SA	113,976,431	4,139,203	—
Tullow Oil plc[b]	— [c]	—	(234,450,072)
Zee Entertainment Enterprises Ltd.	389,973,984	—	37,658,923
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	24,935,971	1,815,574	—

Total	$8,307,200,563	$79,729,798	$(431,898,244)

a. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate as of May 29, 2015.

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $103,748,690 or 0.27% of the Fund’s net assets as of May 29, 2015.

4. Rate shown is the 7-day yield as of May 29, 2015.

6 OPPENHEIMER DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

China	$6,877,633,611	17.6%
India	5,754,519,840	14.8
Brazil	2,984,652,594	7.7
Hong Kong	2,898,808,756	7.4
Mexico	2,807,214,725	7.2
Russia	2,675,766,294	6.9
Taiwan	1,767,512,592	4.5
United States	1,747,169,391	4.5
France	1,245,656,490	3.2
United Kingdom	1,147,328,184	2.9
Colombia	1,115,961,566	2.9
Indonesia	1,008,356,732	2.6
Switzerland	972,128,194	2.5
Philippines	889,604,655	2.3
Turkey	781,434,329	2.0
Italy	693,129,161	1.8
Malaysia	663,076,447	1.7
United Arab Emirates	427,949,927	1.1
Nigeria	427,259,058	1.1
Argentina	393,315,071	1.0
South Korea	361,971,456	0.9
South Africa	351,559,810	0.9
Thailand	350,987,695	0.9
Luxembourg	338,145,865	0.9
Egypt	209,812,004	0.5
Canada	78,989,819	0.2
Singapore	11,023,623	0.0

Total	$38,980,967,889	100.0%

7 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS May 29, 2015 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

8 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

9 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

10 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,570,530,403	$4,808,477,610	$—	$7,379,008,013
Consumer Staples	1,473,571,739	3,428,261,762	—	4,901,833,501
Energy	338,145,865	1,291,597,745	—	1,629,743,610
Financials	1,377,353,099	7,113,113,941	—	8,490,467,040
Health Care	36,599,437	1,782,562,547	—	1,819,161,984
Industrials	839,454,247	1,077,103,507	—	1,916,557,754
Information Technology	2,440,250,258	4,936,029,672	—	7,376,279,930
Materials	78,989,819	1,456,843,422	—	1,535,833,241
Telecommunication Services	781,204,880	351,559,810	—	1,132,764,690
Preferred Stocks	24,935,971	1,012,169,399	—	1,037,105,370
Rights, Warrants and Certificates	15,043,365	—	—	15,043,365
Investment Companies	1,465,247,555	281,921,836	—	1,747,169,391

Total Assets	$11,441,326,638	$27,539,641,251	$—	$38,980,967,889

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$1,005,327,169	$(1,005,327,169)

Total Assets	$1,005,327,169	$(1,005,327,169)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional

11 OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in OFI Global China Fund, LLC. In seeking exposure to class A-shares of Chinese companies (“China A-Shares”), the Fund invests in OFI Global China Fund, LLC, a private investment vehicle organized under the laws of Delaware that intends to invest significantly in China A-Shares. The China A-Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list elsewhere. The Fund’s investment in the China Fund may vary based on the portfolio manager’s use of different types of investments that provide exposure to Chinese securities. Since the Fund may invest a portion of its assets in the China Fund, it may be considered to be investing indirectly in those investments through the China Fund. When applicable, the Fund’s investment in China Fund is included in the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$33,068,643,094

Gross unrealized appreciation	$10,059,908,733
Gross unrealized depreciation	(4,147,583,938)

Net unrealized appreciation	$5,912,324,795

12 OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	7/9/2015